                                 ANNUAL REPORT

                               October 31, 2001

                             The Tocqueville Trust
                                 Mutual Funds

                             The Tocqueville Fund

                     The Tocqueville Small Cap Value Fund

                   The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

[LOGO] Tocqueville

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Tocqueville Shareholder,

   Fiscal year 2001 will be long remembered for other than investment reasons. September 11, 2001 is a date that will live on infamously in world history, leave alone financial circles. But those of us who toil in the world of finance, most of whom lost friends and business acquaintances in the tragedy, cannot escape the financial ramifications of the year 2001. For most it was a dreary year indeed, with all of the major indices registering significant declines. For the second year in a row, equity values dropped sharply.

   For Tocqueville shareholders, the picture was considerably brighter. All four of our funds posted results that were significantly better than our established benchmarks. Two of our funds, the Tocqueville Gold Fund and the Tocqueville Small Cap Value Fund, posted double-digit positive returns over the period. Three of our funds, Gold, Small Cap Value and the Tocqueville Fund, were rated four-star, by Morningstar, throughout most of the year. We are more than gratified by these results under the circumstances, but we would gladly trade them in if we had it within our power to change the circumstances.

   Looking forward to the year ahead, we are confident of the U.S. military's ability to defend our country and its interests and are hopeful that the terrorists have done their worst. We are also confident that the combined actions of the Fed, the Administration and the Congress will get the economy moving again. In their shareholder letters, our managers discuss the results and the implications for their respective markets for the dreadful year that has passed and the hopeful year that lies ahead. They join me in thanking you for your support. God Bless America.

Respectfully,

Francois Sicart

The Tocqueville Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholders,

   Looking back on previous shareholder letters I've penned over recent years, I am struck by how often I have characterized the year just ended as "remarkable" "extraordinary" or some other expression meant to convey the unusual nature of the period. Indeed 1998, 1999, and 2000 were unique years for investors as the two-tiered momentum driven market of '98 gave way to the truly historic Internet bubble of '99 followed by the inevitable crash in 2000. But obviously no ordinary sobriquet can convey adequately the trauma of the year 2001.

   Even before the awful events of September 11, equities had suffered considerably. Through the ten-month period ended 31 August 01, for example, the market measured by the S & P 500, had already fallen 19.8%. Then in the month of September the index fell another 8.1%. A tepid rally in October allowed the S&P to register "only" a 24.9% loss over the twelve-month period that constitutes the fiscal year, one of the worst showings ever. Over the same period the Tocqueville registered a steady relative performance particularly prior to September 11. In the same ten-month period ended in August 31, the fund was off only 1.5%. But the stocks in the fund that had held up well for most of the year were not spared by the debacle in the market that followed the attacks. By the end of October the whole portfolio had declined 9.8% before expenses, still well ahead of the results for the broader market (1520 basis points better), but not as pronounced as before the attacks.

   The events of September 11 also had a profound effect on the global economy, plunging the world deeper into recession. The U.S. recession, which many economists say started in the second quarter (although I think it started much earlier), became much more severe with a lot of economic activity, particularly that related to the travel, leisure, and entertainment industries grinding to a near halt.

   We believe the interruption in economic activity, along with government efforts around the world to stimulate their economics and the flood of liquidity provided by central banks will combine to shorten the global recession and promote an earlier, sharper recovery than would otherwise have been the case. With a global recovery likely to start sometime next year, we think the market and particularly equities leveraged to the economy are likely to generate handsome returns in the coming 12 to 18 months. These gains are likely to come with a price, however. Interest rates should rise, not only because of better economies, but also because the massive monetary stimulus will spark inflation fears. With rising interest rates price/earnings multiples are liable to contract. Thus, high multiple growth stocks could come under pressure.

   On balance the investment climate we foresee in the months ahead is fraught with risks, especially if the war on terrorism grinds on and a fresh wave of terrorist attacks occur. Sadly, we may eventually come to learn to live with terrorism within our borders as many other countries have, but I don't expect the U.S. to become that callused that soon. For the near term, anyway, terrorism will retard economic activity and spook the markets. But absent new attacks, we anticipate improved absolute returns in selected value stocks as the economy recovers. The fund is well positioned to participate in a recovery as it ensues with a heavy weighting in basic materials, energy, and financials, all of which would benefit from an improved global economy.

   I wish to thank each of you, my fellow investors, for your confidence our ability to preserve and enhance your capital during these tumultuous times. As one of the funds largest individual shareholders, I can assure you that your support is appreciated.

   Sincerely,

   Robert W. Kleinschmidt
   Portfolio Manager

                                    [CHART]

           Tocqueville Fund     Tocqueville Fund - Load       S&P 500
           - Net Asset Value
10/31/1991      10000                   9600                   10000
10/31/1992      11493                  11033                   10995
10/31/1993      14216                  13647                   12631
10/31/1994      15310                  14698                   13119
10/31/1995      17761                  17051                   16583
10/31/1996      21790                  20918                   20576
10/31/1997      29299                  28127                   27182
10/31/1998      27954                  26836                   33159
10/31/1999      31495                  30236                   41667
10/31/2000      34620                  33235                   44201
10/31/2001      30853                  29619                   33199


This chart assumes an initial investment of $10,000 made on 10/31/91. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2001

        -----------------------------------------------------------------
                                           1 Year  3 Year 5 Year 10 Year
        -----------------------------------------------------------------
        Tocqueville Fund--Net Asset Value (10.88)% 3.34%   7.20% 11.93%
        Tocqueville Fund--Load*           (10.88)% 1.94%   6.33% 11.47%
        Standard & Poor's 500 Stock Index (24.89)% 0.04%  10.04% 12.76%
        -----------------------------------------------------------------

*Effective February 1, 2000, the Fund eliminated its sales load.

The Tocqueville Small Cap Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

   I am pleased to report that The Tocqueville Small Cap Value Fund has continued its excellent overall performance. For the fiscal year ended October 31, 2001 your portfolio of value stocks increased 6.27% to $15.48 per share. We very substantially outperformed the (12.54)% decline posted by the Russell 2000 index, which is the most widely accepted benchmark for small cap stocks. I must admit that these excellent gains were achieved in a very tough and humbling general market environment which saw the more broadly based S&P 500 index decline by 24.9%. Retrospectively, the fund's 15.03% average annual return over the past five years has remained consistently above comparable returns of (6.07)% and 10.04% for the Russell 2000 and S&P 500 indices, respectively. While our value-based investment strategy is clearly not to outperform any index, I will nevertheless try my best to maintain that performance in the future.

Dividend Declared

   Shareholders recently received a long-term capital gains distribution of $1.38 per share. This capital gain distribution is somewhat greater than intended, owing partly to our overall good returns, and due to the fact that two of our 34 starting positions were acquired during the year. In addition, we benefited from some well-timed sales early in the new fiscal year, as we positioned our portfolio for deeply undervalued opportunities as they presented themselves.

Cautious Optimism Maintained

   As we indicated in last year's annual report, we started to find irresistible good values in more traditional defensive sectors of the economy as the year progressed, generally at the expense of growth and technology sectors. In retrospect, we owe our good overall performance to these value selection shifts, which remain deeply rooted in our long-term, bottom-up stock picking strategies.

   It is now quite apparent that the tragic events of September 11th have seriously aggravated the impact of a broadening US recession that was already well underway by then, and introduced elements of change of unprecedented scope and scale. As is usually the case in periods of rapid change and economic dislocation, the ensuing valuation discrepancies are presenting the patient value-investor with unprecedented opportunities at tolerable risk levels. Overall, I remain cautiously optimistic, and ready to exploit opportunities as they come. Compared to where we stood a year ago, I would summarize tactical changes to my investment positioning for the next year as follows:

      First, I reduced the number of stocks from 43 at mid-year to 33 at present. This culling has eliminated positions with weak financial ratios, positions with less well-defined business prospects, and portfolio laggards. We also reduced our exposure to the health care sector from 19% to 6% of invested assets partly due to valuation concerns.

      Second, our overall exposure to consumer non-durables, primarily foods, has increased from 14% a year ago to over 22% at present through appreciation even though we cut back some positions recently. We have also increased our exposure to manufacturing and specialty chemical sectors from 17% to 22% of assets.

      Lastly, while exposure to other sectors is relatively unchanged, we now have a greater concentration of assets in well-positioned businesses that are losing money for the right reasons. Our theory is that good busi-nesses that are already losing money can only surprise investors positively when the economic recovery gets underway.

   To be more specific, 58% of assets are invested in broadly defined old economy sectors: 13% in oil exploration services, 22% in manufacturing and specialty chemicals, and 23% in consumer non-durable sectors. Other areas of concentrated exposure include telephone hardware at 16% and software computer services at 12%. Personnel and business service sectors represent 6% of assets, and cash equivalents 10%. Following is a listing of our ten largest positions, which account for 45% of assets.

Ten Largest Positions

 Input/Output (5.4%)                  Seismic exploration products and services
 Intervoice (5.3%)                    Interactive Voice Response systems
 Dial Corp. (4.9%)                    Consumer non-durables
 Oceaneering Int'l (4.9%)             Deep-water oil well services
 Systems & Computer Technology (4.8%) Universities & public utilities software
 Del Monte Foods (4.8%)               Consumer non-durables
 Corn Products (4.1%)                 Consumer non-durables
 Federal Signal (4.0%)                Industrial equipment
 Longs Drugstores (3.9%)              Consumer non-durables
 Ionics (3.5%)                        Industrial equipment

   In closing, let me express my gratitude for your selection of The Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Jean-Pierre Conreur
Portfolio Manager

                                    [CHART]

             Small Cap Value Fund      Small Cap Value Fund        Russell 2000
               -Net Asset Value            - Load
8/1/1994          10000                      9600                     10000
10/31/1994        10220                      9811                     10449
10/31/1995        12184                     11697                     12191
10/31/1996        14586                     14002                     14233
10/31/1997        19840                     19046                     18363
10/31/1998        17187                     16500                     16228
10/31/1999        21501                     20641                     18652
10/31/2000        27640                     26534                     21948
10/31/2001        29373                     28198                     16211


This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                      AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2001

-------------------------------------------------------------------------------------------
                                                                           Since inception
                                                   1 Year  3 Year  5 Year      8/1/94
-------------------------------------------------------------------------------------------
Tocqueville Small Cap Value Fund--Net Asset Value    6.27%  19.56%  15.03%     16.00%
Tocqueville Small Cap Value Fund--Load*              6.27%  17.96%  14.09%     15.35%
Russell 2000 Index                                (12.54)% (5.59)% (6.07)%      8.05%
-------------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   For the twelve months ending October 2001, the Tocqueville International Value Fund's total US dollar return was -14.52%. In the same period, the Morgan Stanley EAFE Index, the most commonly used benchmark of international equity performance, had a total U.S. dollar return of -26.1%. In a challenging environment, TIVF performed well on a relative basis, beating its benchmark by 12% and ranking in the top 5% in both Lipper and S&P peer group comparisons during 2001.

   It was a difficult period for equities globally. A steep decline in business activity and disappointing corporate earnings in the U.S. precipitated a decline in equity markets around the world, with a very similar pattern from region to region. A synchronized policy response aimed at stimulating aggregate demand by lowering interest rates and increasing money supply was beginning to yield a stabilization of the global economy and equity prices in the latter part of the fiscal year. Then the tragic events of September 11 reintroduced uncertainty with respect to the timing of a global economic recovery, and increased perceived political risk.

   During the fiscal year, the value of the US dollar decreased 5% against the Euro, reversing a multi-year trend. Despite weakening business fundamentals, however, and a growing current account deficit, the U.S. dollar continued to climb against the major Asian currencies, gaining 13% against the Japanese Yen, 14% against the Indonesian Rupiah and 5% against the Singapore dollar. This unexpected strength versus these currencies amplified the impact of the declining equity markets in those countries for the U.S. investor.

   We entered the year concerned about the potential spillover effect on international bourses of the declining U.S. equity markets, but enthusiastic about opportunities in individual stocks, particularly in Asia. We have maintained a heavy weighting in China/Hong Kong, Indonesia and Singapore, where we continue to find strong business franchises, many that are pursuing shareholder friendly restructuring activities, trading at cheap valuations. Our European holdings remain concentrated in France, Belgium and the U.K., principally in special situations. During the year, we increased our exposure to Japan, where unfavorable macroeconomic trends are masking an improving business environment for certain companies, and where we have found strong, profitable franchises trading for little more than the value of their cash holdings. Toward the end of the year, we increased our exposure to Brazil, where problems in neighboring Argentina and events in the U.S. created an unprecedented opportunity to buy great companies at very attractive valuations. In sum, rigorous analytical work and careful stock selection have enabled us to outperform our benchmark in spite of the fact that currencies worked against us in several Asian markets where we have significant holdings.

   Looking forward, we expect a global economic recovery to take shape during 2002. We continue to believe that economic and business fundamentals in selected international markets have the potential to improve at a faster rate than in the U.S., and that investment flows will be attracted accordingly. This should provide a robust environment for equities, and the Tocqueville International Value Fund is well positioned to benefit.

Sincerely,

Francois Sicart
Portfolio Manager

                                    [CHART]

      International Value Fund -       International          EAFE Index
            Net Asset Value          Value Fund - Load
8/1/1994        10000                      9600                 10000
10/31/1994      10020                      9619                  9804
10/31/1995      10830                     10396                  9613
10/31/1996      12570                     12067                 10455
10/31/1997      10770                     10339                 10773
10/31/1998       8679                      8332                 11642
10/31/1999      12169                     11682                 14125
10/31/2000      10231                      9822                 13553
10/31/2001       8746                      8396                 10010





This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                      AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2001

-----------------------------------------------------------------------------------------------
                                                                               Since Inception
                                                       1 Year  3 Year  5 Year      8/1/94
-----------------------------------------------------------------------------------------------
Tocqueville International Value Fund--Net Asset Value (14.52)%   0.25% (7.00)%     (1.83)%
Tocqueville International Value Fund--Load*           (14.52)% (1.11)% (7.75)%     (2.39)%
Morgan Stanley EAFE Index                             (26.14)% (4.90)% (0.87)%       0.56%
-----------------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   Fiscal 2001 was the year that rewarded gold investors' patience.

   After several years of waiting for the metal and gold equities to regain some of their long lost luster, gold investors enjoyed strong positive returns and even stronger relative returns in 2001. The Tocqueville Gold Fund registered a 30.8% return over the twelve month period ended 31 October, while the S&P 500, a common measure of equity market performance, fell 24.9%. This huge disparity justifies our strong belief that investors need to hedge their equity exposure via a prudent investment in gold. The ultimate hedge against inflation, deflation, and political uncertainties, gold equities not only reflected all of these concerns during the year, but they also benefited from a global consolidation movement in the industry, a major trend that is still in place.

   The shrinking of the available gold equities in which larger international institutions can invest is but one cause for our continued bullishness on the sector. More importantly, the strong performance of the sector, which had been out of favor for so long looks like the start of a broader, secular trend. Worldwide monetary expansion on a massive scale coupled with continued global uncertainty, an overvalued dollar, and the likelihood that the great bull run in financial assets that started in the early 1988's is over, all suggest that hard assets, particularly gold, may become the investment sector of choice for the foreseeable future.

   We will continue to monitor these developments in the months ahead and we intend to position the portfolio to take advantage of these continuing trends.

   I would like to take this opportunity to thank my fellow investors for their ongoing support and for their patience, the rewards for which are just beginning, in our view.

Sincerely,

John Hathaway
Portfolio Manager

                                    [CHART]

             Gold Fund -      GOLD Fund - Load      Philadelphia Stock Exchange
           Net Asset Value
6/29/1998       10000                9600                   10000
10/31/1998      10760               10330                   10541
10/31/1999      12971               12452                    9901
10/31/2000      10081                9678                    6379
10/31/2001      13182               12655                    8069


This chart assumes an initial investment of $10,000 made on 6/29/98 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2001

    -------------------------------------------------------------------------
                                                             Since Inception
                                                      1 Year     6/29/98
    -------------------------------------------------------------------------
    Tocqueville Gold Fund--Net Asset Value            30.76%       8.46%
    Tocqueville Gold Fund--Load*                      30.76%       7.13%
    Philadelphia Stock Exchange Gold and Silver Index 26.49%     (6.22)%
    -------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                             The Tocqueville Fund

                             Financial Highlights



--------------------------------------------------------------------------------


                                                          Year Ended October 31,
                                              ---------------------------------------------
Per share operating performance                2001      2000     1999     1998      1997
(For a share outstanding throughout the year) -------   -------  -------  -------   -------
   Net asset value, beginning of year         $ 18.77   $ 17.54  $ 17.00  $ 20.21   $ 15.85
                                              -------   -------  -------  -------   -------
   Income from investment operations:
   Net investment income                         0.05      0.05     0.01     0.06      0.06
   Net realized and unrealized gain (loss)      (1.83)     1.65     1.94    (0.93)     5.15
                                              -------   -------  -------  -------   -------
   Total from investment operations             (1.78)     1.70     1.95    (0.87)     5.21
                                              -------   -------  -------  -------   -------
   Less distributions:
   Dividends from net investment income         (0.07)    (0.02)   (0.07)   (0.06)    (0.06)
   Distributions from net realized gains        (1.93)    (0.45)   (1.34)   (2.28)    (0.79)
                                              -------   -------  -------  -------   -------
   Total distributions                          (2.00)    (0.47)   (1.41)   (2.34)    (0.85)
                                              -------   -------  -------  -------   -------
   Change in net asset value for the year       (3.78)     1.23     0.54    (3.21)     4.36
                                              -------   -------  -------  -------   -------
   Net asset value, end of year               $ 14.99   $ 18.77  $ 17.54  $ 17.00   $ 20.21
                                              -------   -------  -------  -------   -------
   Total return                                 (10.8%)     9.9%    12.6%    (4.6%)    34.5%
   Ratios/supplemental data
   Net assets, end of year (000)              $51,089   $57,379  $57,801  $61,566   $64,998
   Ratio to average net assets:
     Expenses (1)                                1.40%     1.40%    1.36%    1.39%     1.40%
     Net investment income (1)                   0.28%     0.28%    0.04%    0.35%     0.34%
   Portfolio turnover rate                         50%       38%      26%      35%       48%

--------
(1)Net of fees waived amounting 0.06%, 0.03%, 0.00%, 0.00% and 0.25% of average net assets for the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively.

                     The Tocqueville Small Cap Value Fund

                             Financial Highlights



--------------------------------------------------------------------------------


                                                           Year Ended October 31,
                                              -----------------------------------------------
Per share operating performance                2001      2000      1999      1998      1997
(for a share outstanding throughout the year) -------   -------   -------   -------   -------
   Net asset value, beginning of year         $ 17.51   $ 15.74   $ 12.59   $ 16.30   $ 13.37
                                              -------   -------   -------   -------   -------
   Income from investment operations:
   Net investment income (loss)                 (0.10)    (0.12)    (0.13)    (0.15)    (0.05)
   Net realized and unrealized gain (loss)       1.00      4.29      3.28     (1.83)     4.44
                                              -------   -------   -------   -------   -------
   Total from investment operations              0.90      4.17      3.15     (1.98)     4.39
                                              -------   -------   -------   -------   -------
   Less distributions:
   Distributions from net realized gains        (3.32)    (2.40)       --     (1.73)    (1.46)
                                              -------   -------   -------   -------   -------
   Total distributions                          (3.32)    (2.40)       --     (1.73)    (1.46)
                                              -------   -------   -------   -------   -------
   Change in net asset value for the year       (2.42)     1.77      3.15     (3.71)     2.93
                                              -------   -------   -------   -------   -------
   Net asset value, end of year               $ 15.09   $ 17.51   $ 15.74   $ 12.59   $ 16.30
                                              -------   -------   -------   -------   -------
   Total return                                   6.3%     28.6%     25.0%    (13.4%)    36.0%
   Ratios/supplemental data
   Net assets, end of period (000)            $40,262   $30,827   $26,188   $21,610   $20,587
   Ratios to average net assets:
     Expenses (1)                                1.52%     1.45%     1.52%     1.67%     1.75%
     Net investment income (loss) (1)           (0.69%)   (0.63%)   (0.87%)   (1.12%)   (0.81%)
   Portfolio turnover rate                         47%       87%       72%       62%       95%

--------
(1) Net of fees waived amounting 0.35% of average net assets for the year ended October 31, 1997 .

                   The Tocqueville International Value Fund

                             Financial Highlights



--------------------------------------------------------------------------------


                                                           Year Ended October 31,
                                              ----------------------------------------------
Per share operating performance                2001      2000      1999     1998      1997
(for a share outstanding throughout the year) -------   -------   -------  -------   -------
   Net asset value, beginning of year         $  8.50   $ 11.37   $  8.11  $ 10.19   $ 12.57
                                              -------   -------   -------  -------   -------
   Income from investment operations:
   Net investment income (loss)                  0.10      0.11      0.05     0.10     (0.03)
   Net realized and unrealized gain (loss)      (1.33)    (1.71)     3.21    (2.07)    (1.67)
                                              -------   -------   -------  -------   -------
   Total from investment operations             (1.23)    (1.60)     3.26    (1.97)    (1.70)
                                              -------   -------   -------  -------   -------
   Less distributions:
   Dividends from net investment income         (0.03)    (0.05)       --    (0.11)    (0.06)
   Distributions from net realized gains           --     (1.22)       --       --     (0.62)
                                              -------   -------   -------  -------   -------
   Total distributions                          (0.03)    (1.27)       --    (0.11)    (0.68)
                                              -------   -------   -------  -------   -------
   Change in net asset value for the year       (1.26)    (2.87)     3.26    (2.08)    (2.38)
                                              -------   -------   -------  -------   -------
   Net asset value, end of year               $  7.24   $  8.50   $ 11.37  $  8.11   $ 10.19
                                              -------   -------   -------  -------   -------
   Total return                                 (14.5%)   (15.9%)    40.2%   (19.4%)   (14.3%)
   Ratios/supplemental data
   Net assets, end of period (000)            $67,211   $85,098   $97,676  $68,415   $60,963
   Ratios to average net assets:
     Expenses (1)                                1.77%     1.72%     1.67%    2.00%     1.99%
     Net investment income (1)                   1.17%     1.06%     0.52%    0.64%     0.16%
   Portfolio turnover rate                         54%       45%       78%      77%       70%

--------
(1) Net of fees waived amounting 0.11% of average net assets for the year ended October 31, 1997.

                           The Tocqueville Gold Fund

                             Financial Highlights



--------------------------------------------------------------------------------




                                                                               Period from
                                                   Year Ended October 31,    June 29, 1998 to
                                                --------------------------     October 31,
Per share operating performance                  2001     2000      1999           1998
(for a share outstanding throughout the period) -------  -------   -------   ----------------
   Net asset value, beginning of period         $ 10.03  $ 12.97   $ 10.76        $10.00
                                                -------  -------   -------        ------
   Income from investment operations:
   Net investment income (loss)                    0.01    (0.02)    (0.03)         0.00
   Net realized and unrealized gain (loss)         3.07    (2.92)     2.24          0.76
                                                -------  -------   -------        ------
   Total from investment operations                3.08    (2.94)     2.21          0.76
                                                -------  -------   -------        ------
   Less distributions:
   Dividends from net investment income           (0.01)      --        --            --
                                                -------  -------   -------        ------
   Total distributions                            (0.01)      --        --            --
                                                -------  -------   -------        ------
   Change in net asset value for the period        3.07    (2.94)     2.21          0.76
                                                -------  -------   -------        ------
   Net asset value, end of period               $ 13.10  $ 10.03   $ 12.97        $10.76
                                                -------  -------   -------        ------
   Total return                                    30.8%   (22.7%)    20.6%          7.6%(2)
   Ratios/supplemental data
   Net assets, end of period (000)              $25,057  $16,049   $19,194        $8,229
   Ratios to average net assets:
     Expenses (1)                                  1.94%    1.96%     1.98%         1.98%(3)
     Net investment income (loss) (1)              0.09%   (0.21%)   (0.33%)        0.64%(3)
   Portfolio turnover rate                           58%      31%       44%            1%

--------
(1) Net of fees waived amounting 0.19%, 0.00%, 0.36% and 2.25% of average net assets for the periods ended October 31, 2001, 2000, 1999 and 1998, respectively.
(2) Not annualized
(3) Annualized

                             The Tocqueville Fund

                  Investment Portfolio as of October 31, 2001



--------------------------------------------------------------------------------

      Common Stocks--96.4%                              Shares    Value
      ---------------------------------------------------------------------
      Advertising--1.3%
      Interpublic Group Companies Inc.                   30,000 $  673,500
      ---------------------------------------------------------------------
                                                                   673,500
      ---------------------------------------------------------------------
      Business Services--4.9%
      American Express Company                           25,000    735,750
      H&R Block, Inc.                                    30,000  1,022,400
      Waste Management, Inc.                             30,000    735,000
      ---------------------------------------------------------------------
                                                                 2,493,150
      ---------------------------------------------------------------------
      Consumer Non-Durables--2.2%
      American Home Products Corp.                       20,000  1,116,600
      ---------------------------------------------------------------------
                                                                 1,116,600
      ---------------------------------------------------------------------
      Energy--17.4%
      Anadarko Petroleum Corp.                           10,000    570,500
      ChevronTexaco Corp.                                23,100  2,045,505
      Ivanhoe Energy Inc. (CN)                          175,000    249,275
      Murphy Oil Corp.                                   30,000  2,385,000
      Nabors Industries*                                 13,000    399,620
      Tesco Corp. (CN)*                                 200,000  1,241,649
      Varco International, Inc.*                        132,200  1,983,000
      ---------------------------------------------------------------------
                                                                 8,874,549
      ---------------------------------------------------------------------
      Entertainment--0.5%
      The Walt Disney Company                            15,000    278,850
      ---------------------------------------------------------------------
                                                                   278,850
      ---------------------------------------------------------------------
      Finance--10.0%
      Bank of America Corp.                              30,000  1,769,700
      Citigroup, Inc.                                    40,000  1,820,800
      Mitsubishi Tokyo Financial Group, Inc.--ADR (JP)* 200,000  1,498,000
      ---------------------------------------------------------------------
                                                                 5,088,500
      ---------------------------------------------------------------------
      Insurance--6.4%
      The Allstate Corp.                                 50,000  1,569,000
      Humana Inc.                                       125,000  1,443,750
      IPC Holdings LTD                                   10,000    281,000
      ---------------------------------------------------------------------
                                                                 3,293,750
      ---------------------------------------------------------------------
      Jewelry Store--1.1%
      Zale Corp.                                         20,000    572,400
      ---------------------------------------------------------------------
                                                                   572,400
      ---------------------------------------------------------------------
      Lumber and Wood Products--2.1%
      Longview Fibre Company                            100,000  1,100,000
      ---------------------------------------------------------------------
                                                                 1,100,000
      ---------------------------------------------------------------------
      Manufacturing--2.9%
      Olin Corp.                                        100,000  1,498,000
      ---------------------------------------------------------------------
                                                                 1,498,000
      ---------------------------------------------------------------------
      Medical Services--1.8%
      McKesson HBOC, Inc.                                25,000    924,750
      ---------------------------------------------------------------------
                                                                   924,750
      ---------------------------------------------------------------------
      Metals & Minerals--12.0%
      Alcoa, Inc.                                        75,000  2,420,250
      Anglogold Limited-Sponsor ADR                      14,000    232,260
      Barrick Gold Corp. (CN)                           100,000  1,559,000
      Inco, Limited (CN)                                100,000  1,364,000

     Common Stocks (continued)                       Shares      Value
     ----------------------------------------------------------------------
     Metals & Minerals--continued
     Placer Dome Inc.                                 15,000  $   171,150
     Stillwater Mining Company *                      25,000      389,750
     ----------------------------------------------------------------------
                                                                6,136,410
     ----------------------------------------------------------------------
     Photo Equipment & Supplies--1.3%
     Eastman Kodak Company                            25,000      639,250
     ----------------------------------------------------------------------
                                                                  639,250
     ----------------------------------------------------------------------
     Restaurants--2.0%
     McDonald's Corp.                                 40,000    1,042,800
     ----------------------------------------------------------------------
                                                                1,042,800
     ----------------------------------------------------------------------
     Technology--18.4%
     Adobe Systems, Inc.                              30,000      792,000
     Autodesk, Inc.                                   50,000    1,661,000
     The Boeing Company                               50,000    1,630,000
     Honeywell International Inc.                     35,000    1,034,250
     International Business Machines Corp.            20,000    2,161,400
     Lucent Technologies                             100,000      670,000
     Symantec Corp.*                                  10,000      549,900
     Symbol Technologies Inc.                         50,000      642,500
     Systems and Computer Tech Co.*                   20,000      245,000
     ----------------------------------------------------------------------
                                                                9,386,050
     ----------------------------------------------------------------------
     Toys--1.9%
     Mattel Inc.                                      50,000      946,500
     ----------------------------------------------------------------------
                                                                  946,500
     ----------------------------------------------------------------------
     Transportation & Public Utilities--6.9%
     AT&T Corp.                                       70,000    1,067,500
     Alexander & Baldwin, Inc.                        50,000    1,113,500
     FPL Group, Inc.                                  25,000    1,327,500
     ----------------------------------------------------------------------
                                                                3,508,500
     ----------------------------------------------------------------------
     Unit Investment Trust--3.3%
     Nasdaq-100 Index Tracking Stock                  50,000    1,695,000
     ----------------------------------------------------------------------
                                                                1,695,000
     ----------------------------------------------------------------------
     Total Common Stocks (Cost $39,790,042)                    49,268,559
     ----------------------------------------------------------------------
                                                    Principal
                                                     Amount
     Short-Term Investments--4.1%                   ---------
     Repurchase Agreement with Firstar Bank
      1.50%, dated 10/31/01, due 11/01/01,
      collateralized by U.S. Treasury Bill valued
      at $1,019,797. Repurchase proceeds of
      $999,042. (cost $999,000)                     $999,000      999,000
     U.S. Treasury Bill--3.40% 11/08/01              600,000      599,751
     U.S. Treasury Bill--2.29% 12/27/01              500,000      498,344
     ----------------------------------------------------------------------
                                                                2,097,095
     ----------------------------------------------------------------------
     Total Short-Term Investments (Cost $2,097,095)             2,097,095
     ----------------------------------------------------------------------
     Total Investments (Cost $41,887,137) --
      100.5%                                                   51,365,654
     Other Assets and Liabilities,Net--0.5%                      (276,639)
     ----------------------------------------------------------------------
     Total Net Assets--100.0%                                 $51,089,015
                                                              -----------

* Non-income producing security.

                      See Notes to Financial Statements.

                     The Tocqueville Small Cap Value Fund

                  Investment Portfolio as of October 31, 2001


--------------------------------------------------------------------------------



           Common Stocks--89.9%                    Shares    Value
           -----------------------------------------------------------
           Communications Software--4.2%
           Proxim Inc.*                            120,000 $  812,400
           Unova Inc.*                             275,000    874,500
           -----------------------------------------------------------
                                                            1,686,900
           -----------------------------------------------------------
           Computer Software & Services--12.9%
           Ascential Software Corp.*               250,000    945,000
           Computer Horizons Corp.*                277,000    720,200
           Evans & Sutherland Company Corp.*        65,000    409,500
           Hyperion Solutions Corp.*                50,000    750,000
           Systems & Computer Tech Corp.*          160,000  1,960,000
           Technology Solutions Co.*               200,000    404,000
           -----------------------------------------------------------
                                                            5,188,700
           -----------------------------------------------------------
           Consumer Non-Durables--8.7%
           Dial Corp.                              118,000  1,968,240
           Long Drug Stores Corp.                   68,000  1,548,360
           -----------------------------------------------------------
                                                            3,516,600
           -----------------------------------------------------------
           Business Service--4.7%
           American Power Conversion*               60,000    772,200
           Daisytek Intl Corp.*                     79,800  1,115,604
           -----------------------------------------------------------
                                                            1,887,804
           -----------------------------------------------------------
           Film Processing--0.1%
           Photoworks, Inc.*                       300,000     39,000
           -----------------------------------------------------------
                                                               39,000
           -----------------------------------------------------------
           Foods--Misc/Diversified--10.0%
           Corn Products International, Inc.        55,000  1,655,500
           Del Monte Foods Co.*                    230,000  1,909,000
           Lance, Inc.                              35,000    467,250
           -----------------------------------------------------------
                                                            4,031,750
           -----------------------------------------------------------
           Health Care--5.2%
           Owens & Minor, Incorporated Holding Co.  65,000  1,144,650
           Perrigo Co.*                             65,000    961,350
           -----------------------------------------------------------
                                                            2,106,000
           -----------------------------------------------------------
           Home Furnishings--1.0%
           Bush Industries, Inc.                    40,000    420,000
           -----------------------------------------------------------
                                                              420,000
           -----------------------------------------------------------
           Manufacturing & Related--13.6%
           Baldor Electric Corp.                    62,500  1,188,750
           Federal Signal Corp.                     80,000  1,620,800
           Global Industries, Ltd.*                100,000    707,000
           Oceaneering International, Inc.*        100,000  1,950,000
           -----------------------------------------------------------
                                                            5,466,550
           -----------------------------------------------------------


       Common Stocks
        (continued)                                Shares       Value
       -------------------------------------------------------------------
       Personnel Placement Services--5.4%
       Input/Output, Inc.*                           270,000 $ 2,173,500
       -------------------------------------------------------------------
                                                               2,173,500
       -------------------------------------------------------------------
       Restaurants--3.2%
       IHOP Corp.*                                    50,000   1,278,000
       -------------------------------------------------------------------
                                                               1,278,000
       -------------------------------------------------------------------
       Specialty Chemicals--6.1%
       A.Schulman, Inc.                              100,000   1,190,000
       Osmonics, Inc.*                               100,000   1,247,000
       -------------------------------------------------------------------
                                                               2,437,000
       -------------------------------------------------------------------
       Telecommunication Equipment--2.6%
       Adtran Inc.*                                   10,000     232,000
       Westell Technologies*                         385,300     828,395
       -------------------------------------------------------------------
                                                               1,060,395
       -------------------------------------------------------------------
       Telephone Infrastructure--8.7%
       Anixter International, Inc.*                   45,000   1,116,000
       Intervoice-Brite, Incorporated*               170,000   2,118,200
       Captaris Inc.*                                120,000     248,400
       -------------------------------------------------------------------
                                                               3,482,600
       -------------------------------------------------------------------
       Water Treatment Syatems--3.5%
       Ionics, Inc.*                                  60,000   1,410,000
       -------------------------------------------------------------------
                                                               1,410,000
       -------------------------------------------------------------------
       Total Common Stocks (Cost $33,849,876)                 36,184,799
       -------------------------------------------------------------------
                                                  Principal
                                                   Amount
       Short-Term Investments--10.4%              ----------
       Repurchase Agreement with Firstar
        Bank,1.50%, dated 10/31/01, due
        11/01/01, collateralized by U.S. Treasury
        Bill valued at $730,906. Repurchase
        proceeds of $716,030. (Cost $716,000)     $  716,000     716,000
       U.S. Treasury Bill, 3.40%, 11/08/01         1,500,000   1,499,385
       U.S. Treasury Bill, 3.55%, 11/23/01         1,000,000     997,831
       U.S. Treasury Bill, 2.29%, 12/27/01         1,000,000     996,687
       Total Short-Term Investments
        (Cost $4,209,903)                                      4,209,903
       -------------------------------------------------------------------
       Total Investments
        (Cost $38,059,779)--100.3%                            40,394,702
       Other Assets and Liabilities, Net--(0.3)%                (132,204)
       -------------------------------------------------------------------
       Total Net Assets--100.0%                              $40,262,498
                                                             -----------

* Non-income producing security.

                      See Notes to Financial Statements.

                   The Tocqueville International Value Fund

                  Investment Portfolio as of October 31, 2001



--------------------------------------------------------------------------------

       Common Stocks and Warrants--101.2%            Shares      Value
       -------------------------------------------------------------------
       United Kingdom--3.8%
       Rolls Royce PLC                                486,272 $ 1,057,267
       Scot & Newcastle                               200,000   1,492,146
       -------------------------------------------------------------------
                                                                2,549,413
       -------------------------------------------------------------------
       Belgium--3.6%
       Umicore                                         20,000     753,378
       Dexia                                          110,000   1,699,243
       -------------------------------------------------------------------
                                                                2,452,621
       -------------------------------------------------------------------
       Brazil--3.3%
       Telenorte Leste Participacoe                   120,112   1,220,338
       Unibanco Spons GDR                              64,000   1,006,720
       -------------------------------------------------------------------
                                                                2,227,058
       -------------------------------------------------------------------
       Canada--1.3%
       Franco-Nevada Mining Corp.                      60,000     854,658
       -------------------------------------------------------------------
                                                                  854,658
       -------------------------------------------------------------------
       France--5.7%
       Generali France Assurances                       2,200     772,834
       Mecathern SA                                    10,009     281,283
       Manitou BF SA                                   20,000   1,019,636
       Europeenne De Casinos                           54,000   1,748,604
       -------------------------------------------------------------------
                                                                3,822,357
       -------------------------------------------------------------------
       Hong Kong--18.0%
       China Mobile Hong Kong LTD                     200,000     606,410
       TCL International                            8,500,000   1,106,090
       Elec & Eltek International Holdings Limited 25,464,000   2,481,107
       Gold Peak Industrial Limited                 6,415,000   1,134,962
       Gold Peak Industrial--Warrants Expiration
        1/12/02, Exercise Price $2.20                 630,000          --
       Qingling Motors Company Limited---
        Class H                                    11,000,000   1,932,051
       Techtronic Industries Company Limited        6,460,000   2,049,808
       Yue Yuen Industrial Limited                  1,377,000   2,771,654
       -------------------------------------------------------------------
                                                               12,082,082
       -------------------------------------------------------------------
       India--1.3%
       Embraer Aircraft Corp. ADR                      50,000     858,000
       -------------------------------------------------------------------
                                                                  858,000
       -------------------------------------------------------------------
       Indonesia--10.5%
       PT Darya Varia Laboratoria Tbk               8,901,500     291,051
       PT Indofood SuksesMakmur Tbk                40,731,000   2,624,671
       PT Indosat (Persero) Tbk                       192,000     154,883
       PT Ramayana Lestari Sentosa Tbk              6,600,000   1,653,938
       PT International Nickel Indonesia Tbk          847,500     396,444
       PT Tempo Scan Pacific Tbk                    6,638,000   1,932,783
       -------------------------------------------------------------------
                                                                7,053,770
       -------------------------------------------------------------------


         Common Stocks and Warrants (continued)  Shares      Value
         --------------------------------------------------------------
           Japan--26.7%
           Disco Corp.                             10,000 $   369,266
           Fujitsu Limited                        120,000     888,200
           Kurita Water Industries                 58,000     646,314
           Mabuchi Motor Co. LTD.                  13,000   1,072,669
           Nissin Food Products Co., Ltd.          60,000   1,257,303
           Nitto Denko Corp.                       40,000     679,711
           Matsushita Electric ADR                186,000   2,217,120
           Minebea Co., Ltd                       304,000   1,579,545
           Mitsubishi Tokyo Finan--ADR             50,000     374,500
           Sony Corp.                              18,000     680,855
           Taiyo Yuden Co., Ltd                    80,000   1,082,310
           Tenma Corp..                           316,000   4,050,524
           Tokyo Style Co., Ltd                   328,000   3,030,663
         --------------------------------------------------------------
                                                           17,928,980
         --------------------------------------------------------------
           Netherlands--3.6%
           Draka Holding                           30,625   1,188,919
           Vedior NV                              136,310   1,252,353
         --------------------------------------------------------------
                                                  166,935   2,441,272
         --------------------------------------------------------------
           Philippines--1.0%
           Ionics Inc.                          5,681,000     678,002
         --------------------------------------------------------------
                                                              678,002
         --------------------------------------------------------------
           Singapore--12.9%
           Clipsal Industries Limited           4,822,951   6,582,880
           GP Batteries International Limited   2,322,000   2,074,692
         --------------------------------------------------------------
                                                            8,657,572
         --------------------------------------------------------------
           Korean--5.0%
           Hyundai Motor Co., LTD                 100,000   1,606,178
           KIA Motors                             280,000   1,814,054
         --------------------------------------------------------------
                                                            3,420,232
         --------------------------------------------------------------
           South Africa--2.6%
           Gold Fields LTD--SP ADR                375,000   1,717,500
         --------------------------------------------------------------
                                                            1,717,500
         --------------------------------------------------------------
           Switzerland--1.9%
           CIE Financ Richemont--UTS A                500     995,162
           Helvetia Fund                            2,500     257,058
         --------------------------------------------------------------
                                                            1,252,220
         --------------------------------------------------------------
           Total Common Stocks and Warrants
            (Cost $81,664,307)                             67,995,737
         --------------------------------------------------------------
         Other Assets and Liabilities, Net--(1.2)%           (785,184)
         --------------------------------------------------------------
           Total Net Assets--100.0%                       $67,210,553
                                                          -----------

* Non-income producing security.
(ADR)--American Depository Receipt
(GDR)--Global Depository Receipt

                    See Notes to the Financial Statements.

                           The Tocqueville Gold Fund

                  Investment Portfolio as of October 31, 2001



--------------------------------------------------------------------------------

Common Stocks and
 Warrants--98.0%                    Shares      Value
----------------------------------------------------------
Energy Exploration & Production--3.7%
Ivanhoe Mines Ltd. (CN)*             682,000 $    932,775
----------------------------------------------------------
                                                  932,775
----------------------------------------------------------
Gold & Gold Related--81.2%
Agnico-Eagle Mines Limited (CN)      124,000    1,206,520
AngloGold Limited (SJ)                15,000      506,290
AngloGold Limited--ADR (FJ)           34,500      572,355
Aquarius Platinum Limited (AU)        50,000      194,429
ASA Limited (SJ)                      60,000    1,137,600
Ashanti Goldfields Company, Ltd.--
 GDR (GH)                            260,000      946,400
Brancote Holdings plc (LN)           160,000      331,821
Brancote Holdings plc--Right (LN)     50,000        3,636
Emperor Mines Limited (AU)           100,000       16,652
Francisco Gold Corporation (CN)       75,000      328,533
Franco-Nevada Mining Corporation
 Limited (CN)                         84,050    1,197,233
Gold Fields Limited (SJ)             166,250      786,510
Gold Fields Limited--ADR (SJ)        215,500      986,990
Goldcorp Incorporated (CN)           105,700    1,243,032
Harmony Gold Mining (SJ)              40,000      233,362
Harmony Gold Mining Company
 Limited (SJ)                        180,000    1,054,800
Homestake Mining Company              75,000      615,000
Iamgold Corporation (CN)             368,000      800,202
Lihir Gold Limited (AU)*           1,000,000      595,448
Lihir Gold Limited ADR (AU)*           5,000       59,000
Meridian Gold Incorporated (CN)*     131,900    1,444,305
Minas Buenaventura-Spon ADR           55,000    1,114,300
Miramar Mining Corporation (CN)*     350,000      196,000
Newmont Mining Corporation*           61,000    1,415,200
Normandy Mining Limited (AU)       1,841,512    1,300,962
Philex Gold Inc.*                    100,000       51,683
Placer Dome Incorporated (CN)        124,245    1,417,635
Rio Narcea Gold Mines LTD*           200,000       74,373
River Gold Mines LTD                 100,000       97,693
River Gold Mines Warrants             50,000            0
Royal Gold Incorporated               25,000      141,750
St. Barbara Mines Limited            500,000       59,293
TVX Gold Inc.                        500,000      210,000
----------------------------------------------------------
                                               20,339,007
----------------------------------------------------------

Common Stocks and
 Warrants (continued)                      Shares      Value
-----------------------------------------------------------------
Precious Metals & Related--13.1%
African Minerals (SJ)                       83,333  $   249,999
Apex Silver Mines Limited *                 78,600      745,128
Chief Consolidated Mining Co.*              50,000      132,500
Corner Bay Minerals Spec UNI               100,000      109,038
Corner Bay Warrants Expiration 12/14/01
 Exercise Price 2.25 (CN)                   50,000           --
First Quantum Minerals LTD (CN)*            65,600      102,952
Freeport McMoran Copper-B                   75,000      832,500
Inmet Mining Corporation*                   50,000       75,634
Impala Platinum Holdings LTD                17,000      605,176
Repadre Capital Corporation*               106,900      252,664
Umicore                                      5,000      188,344
-----------------------------------------------------------------
                                                      3,293,935
-----------------------------------------------------------------
Total Common Stocks and Warrants
 (Cost $21,302,529)                                  24,565,717
-----------------------------------------------------------------
                                          Principal
                                           Amount
Short-Term Investment--2.4%               ---------
U.S. Treasury Bill 3.40%, 11/08/01        $600,000      599,751
-----------------------------------------------------------------
                                                        599,751
-----------------------------------------------------------------
Total Short-Term Investment
 (Cost $599,751)                                        599,751
-----------------------------------------------------------------
Total Investments
 (Cost $21,910,200)--100.4%                          25,165,468
Other Assets and Liabilities, Net--(0.4)%              (108,475)
-----------------------------------------------------------------
Total Net Assets--100.0%                            $25,056,993
                                                    -----------

* Non-income producing security.
(AU) Australia--(CN) Canada--(SJ) South Africa-- (LN) Great Britain--(MM) Mexico--(GH) Ghana--(PE) Peru
ADR: American Depository Receipt
GDR: Global Depository Receipt

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                     Statements of Assets and Liabilities

                               October 31, 2001


--------------------------------------------------------------------------------

                                                         The
                                                     Tocqueville Small Cap   International
                                                        Fund     Value Fund   Value Fund    Gold Fund
                                                     ----------- ----------- ------------- -----------
Assets
Investments, at value(1)                             $51,365,654 $40,394,702 $ 67,995,737  $25,165,468
Foreign currencies(2)                                         --          --      405,017        4,655
Receivable for investments sold                               --          --      980,390           --
Receivable for fund shares sold                            2,008     142,004           --       38,500
Dividends, interest and other receivables                 20,565      13,503      267,314       10,170
Prepaid assets                                            10,394       9,560       10,476        8,823
Deferred organization expense                                 --          --           --       14,352
                                                     ----------- ----------- ------------  -----------
Total Assets                                          51,398,621  40,559,769   69,658,934   25,241,968
                                                     ----------- ----------- ------------  -----------
Liabilities
Funds advanced by custodian                              197,014      25,956    2,258,994       41,064
Payable for investments purchased                             --     154,977           --       16,589
Payable for fund shares repurchased                           --      17,771           --       28,844
Payable to Adviser                                        17,378      24,953       58,911       12,504
Accrued distribution fee                                  20,957      15,790       29,111        9,115
Accrued expenses and other liabilities                    74,257      57,824      101,365       76,859
                                                     ----------- ----------- ------------  -----------
Total Liabilities                                        309,606     297,271    2,448,381      184,975
                                                     ----------- ----------- ------------  -----------
Net Assets                                           $51,089,015 $40,262,498 $ 67,210,553  $25,056,993
                                                     ----------- ----------- ------------  -----------
Net assets consist of:
Paid in capital                                      $40,669,397 $34,328,487 $106,042,823  $21,707,847
Accumulated net investment income (loss)                  40,335          --           --       (9,062)
Accumulated net realized gain (loss)                     900,766   3,599,088  (25,159,868)     103,168
Net unrealized appreciation (depreciation) on:
 Investments and foreign currency related items        9,478,517   2,334,923  (13,672,402)   3,255,040
                                                     ----------- ----------- ------------  -----------
Net assets                                           $51,089,015 $40,262,498 $ 67,210,553  $25,056,993
                                                     ----------- ----------- ------------  -----------
Shares of beneficial interest outstanding (unlimited
  shares of $0.01 par value authorized)                3,407,393   2,668,513    9,280,083    1,912,275
Net asset value, offering and redemption price per
  share                                              $     14.99 $     15.09 $       7.24  $     13.10
                                                     ----------- ----------- ------------  -----------
(1) Cost of Investments                              $41,887,137 $38,059,779 $ 81,664,307  $21,910,200
(2) Cost of Foreign Currencies                       $        -- $        -- $    408,849  $     4,883


                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                           Statements of Operations

                          Year Ended October 31, 2001


--------------------------------------------------------------------------------

                                                              The
                                                          Tocqueville  Small Cap    International    Gold
                                                             Fund      Value Fund    Value Fund      Fund
                                                          -----------  -----------  ------------- ----------
Investment Income:
Dividends*                                                $   909,141  $   225,480  $  2,300,108  $  390,557
Interest                                                       54,977       85,675        48,576      13,891
Other Income                                                       --           --            --       1,624
                                                          -----------  -----------  ------------  ----------
 Total investment income                                      964,118      311,155     2,348,684     406,072
                                                          -----------  -----------  ------------  ----------
Expenses:
Investment Adviser's fee                                      432,078      279,706       799,210     199,315
Custody fees                                                   19,181       11,714       128,120      37,551
Fund accounting fees                                           26,647       25,192        42,922      28,262
Transfer agent and shareholder services                        24,011       16,969        16,510      15,880
Professional fees                                              60,684       41,608        67,049      33,614
Distribution fees                                             144,025       93,235       199,803      49,829
Administration fee                                             86,410       55,941       119,881      29,897
Printing and mailing expense                                   13,753        9,710         5,060       5,397
Registration fees                                              17,982       20,679        16,034       8,796
Trustee fees and expenses                                       8,810        9,160         8,731       9,870
Insurance expense                                               3,594        2,587         4,860       1,407
Amortization of organization costs                                 --           --            --       4,139
Other                                                           4,086        2,754         5,708       2,312
                                                          -----------  -----------  ------------  ----------
 Total expenses before waiver                                 841,261      569,255     1,413,888     426,269
   Less: Fees waived                                          (37,686)          --            --     (38,410)
                                                          -----------  -----------  ------------  ----------
   Net expenses                                               803,575      569,255     1,413,888     387,859
                                                          -----------  -----------  ------------  ----------
Net Investment Income (Loss)                                  160,543     (258,100)      934,796      18,213
                                                          -----------  -----------  ------------  ----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
   Investments                                                936,216    3,896,681   (13,136,526)    562,870
   Foreign currency translation                                    --           --      (460,153)     (4,356)
                                                          -----------  -----------  ------------  ----------
                                                              936,216    3,896,681   (13,596,679)    558,514
                                                          -----------  -----------  ------------  ----------
 Net change in unrealized appreciation (depreciation) on:
   Investments                                             (7,090,640)  (2,640,659)    1,012,083   4,483,755
   Foreign currency translation                                    --           --         7,347       1,607
                                                          -----------  -----------  ------------  ----------
                                                           (7,090,640)  (2,640,659)    1,019,430   4,485,362
       Net gain (loss) on investments and foreign
         currency                                          (6,154,424)   1,256,022   (12,577,249)  5,043,876
                                                          -----------  -----------  ------------  ----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         $(5,993,881) $   997,922  $(11,642,453) $5,062,089
                                                          -----------  -----------  ------------  ----------
* Net of Foreign Taxes Withheld                           $    (4,536) $        --  $   (101,875) $  (16,960)
                                                          -----------  -----------  ------------  ----------

                    See Notes to the Financial Statements.

                     (This Page Intentionally Left Blank)

                             The Tocqueville Trust

                      Statements of Changes in Net Assets



--------------------------------------------------------------------------------

                                                                          The Tocqueville Fund
                                                                    --------------------------------
                                                                     For the Year     For the Year
                                                                     Ended October    Ended October
                                                                       31, 2001         31, 2000
                                                                    ---------------  ---------------
Operations:
 Net investment income (loss)                                       $       160,543  $       163,039
 Net realized gain (loss) on investments and foreign currency               936,216        5,880,663
 Net change in unrealized appreciation/depreciation                      (7,090,640)        (401,953)
                                                                    ---------------  ---------------
   Net increase (decrease) in net assets resulting from operations       (5,993,881)       5,641,749
Dividends and distributions to shareholders:
   Net investment income                                                   (216,550)         (66,696)
   Net realized gains                                                    (5,861,408)      (1,486,527)
                                                                    ---------------  ---------------
     Total dividends and distributions                                   (6,077,958)      (1,553,223)
Fund share transactions:
 Shares sold                                                             12,551,125        6,602,424
 Shares issued to holders in reinvestment of dividends                    5,545,093        1,405,537
 Shares redeemed                                                        (12,314,168)     (12,518,431)
                                                                    ---------------  ---------------
     Net increase (decrease)                                              5,782,050       (4,510,470)
                                                                    ---------------  ---------------
     Net increase (decrease) in net assets                               (6,289,789)        (421,944)
Net Assets:
 Beginning of year                                                       57,378,804       57,800,748
                                                                    ---------------  ---------------
 End of year*                                                       $    51,089,015  $    57,378,804
                                                                    ---------------  ---------------
*Including accumulated net investment income (loss) of:             $        40,335  $        96,343
                                                                    ---------------  ---------------


                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets



--------------------------------------------------------------------------------

           Small Cap Value Fund                     International Value Fund                  Gold Fund
-----------------------------------------  -----------------------------------------  ------------------------
    For the Year         For the Year          For the Year         For the Year      For the Year For the Year
       Ended                Ended                 Ended                Ended             Ended        Ended
    October 31,          October 31,           October 31,          October 31,       October 31,  October 31,
        2001                 2000                  2001                 2000              2001         2000
--------------------  -------------------  --------------------  -------------------  ------------ ------------
$           (258,100) $          (215,387) $            934,796  $         1,025,664  $    18,213  $   (38,303)
           3,896,681            5,887,866           (13,596,679)         (12,539,183)     558,514     (302,005)
          (2,640,659)           2,609,207             1,019,430           (4,482,178)   4,485,362   (4,313,046)
--------------------  -------------------  --------------------  -------------------  -----------  -----------
             997,922            8,281,686           (11,642,453)         (15,995,697)   5,062,089   (4,653,354)
                  --                   --              (295,839)            (426,979)     (20,191)          --
          (5,600,717)          (4,181,025)                   --          (10,418,277)          --           --
--------------------  -------------------  --------------------  -------------------  -----------  -----------
          (5,600,717)          (4,181,025)             (295,839)         (10,845,256)     (20,191)          --
          22,343,183           11,447,055             7,137,840           15,804,801    8,936,103    4,022,317
           5,226,200            3,954,838               272,457           10,610,133       17,001           --
         (13,531,434)         (14,863,560)          (13,359,713)         (12,151,481)  (4,986,664)  (2,514,102)
--------------------  -------------------  --------------------  -------------------  -----------  -----------
          14,037,949              538,333            (5,949,416)          14,263,453    3,966,440    1,508,215
--------------------  -------------------  --------------------  -------------------  -----------  -----------
           9,435,154            4,638,994           (17,887,708)         (12,577,500)   9,008,338   (3,145,139)
          30,827,344           26,188,350            85,098,261           97,675,761   16,048,655   19,193,794
--------------------  -------------------  --------------------  -------------------  -----------  -----------
$         40,262,498  $        30,827,344  $         67,210,553  $        85,098,261  $25,056,993  $16,048,655
--------------------  -------------------  --------------------  -------------------  -----------  -----------
$                 --  $                --  $                 --  $            28,513  $    (9,062) $   (45,698)
--------------------  -------------------  --------------------  -------------------  -----------  -----------


                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                   The Tocqueville International Value Fund
                           The Tocqueville Gold Fund

                         Notes to Financial Statements


--------------------------------------------------------------------------------


1. ORGANIZATION

   The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Trust consists of four separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value
Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital appreciation, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securities of issuers located outside the United States. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through investments in gold and securities or companies located throughout the world that are engaged in mining or processing gold, and through investments in other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
a) Security valuation

   Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued interest, approximates fair value.

--------------------------------------------------------------------------------
b) Federal income tax

   It is the Trust's policy to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. It is also the Trust's intention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax provision is recorded.

--------------------------------------------------------------------------------
c) Deferred organization expenses

   Expenses incurred in connection with the organization of The Tocqueville Gold Fund are being amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

--------------------------------------------------------------------------------

d) Foreign currency translation

   Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
e) Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
f) Other

   Investment and shareowner transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under an Investment Advisory Agreement approved by shareholders on March 24, 2000. For its services, Tocqueville receives fees from The
Tocqueville Fund and The Tocqueville Small Cap Value Fund, payable monthly, at an annual rate of .75% on the first $500 million of each Fund's average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund and The Tocqueville Gold Fund calculated daily and payable monthly at an annual rate of 1.00% on the first $500 million of the average daily net assets of each Fund,
 .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

   Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2001, the Adviser has made payments of $86,410, $55,941, $119,882 and $29,897 to Firstar Mutual Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

   For the year ended October 31, 2001, Tocqueville waived fees of $37,686 and $38,410 from The Tocqueville Fund and the Tocqueville Gold Fund, respectively.

   Tocqueville Securities L.P. (the "Distributor") acts as distributor for shares of the Trust and purchases shares of the Fund at net asset value to fill orders as received from investment dealers. For the period from November 1, 1999 to January 31, 2000, the Distributor received net commissions of $25,634 from the sale of the Trust's shares. Effective February 1, 2000 the Trust eliminated commissions on the sale of Fund shares.

   Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the year ended October 31, 2001, were $164,535, $211,200, $386,769 and $163,660, respectively.

                     (This Page Intentionally Left Blank)

--------------------------------------------------------------------------------

4. FUND SHARE TRANSACTIONS

   The Funds currently offer only one class of shares of beneficial interest. Effective October 1, 1999 a redemption fee of 1.50% is imposed on redemptions of shares held less than 90 days. This fee is retained by each Fund and is credited to paid in capital.

                                                                  The
                                                              Tocqueville
                                                                 Fund
                                                        ----------------------
                                                           Amount      Shares
                                                        ------------  --------
Year ended October 31, 2001
  Shares sold                                           $ 12,551,125   737,713
  Shares issued to owners in reinvestment of dividends     5,545,093   322,389
  Shares redeemed *                                      (12,314,168) (708,989)
                                                        ------------  --------
  Net increase (decrease)                               $  5,782,050   351,113
                                                        ------------  --------
Year ended October 31, 2000
  Shares sold                                           $  6,602,424   377,577
  Shares issued to owners in reinvestment of dividends     1,405,537    81,339
  Shares redeemed**                                      (12,518,431) (698,000)
                                                        ------------  --------
  Net increase (decrease)                               $ (4,510,470) (239,084)
                                                        ------------  --------

--------
* Net of redemption fees of $35, $20,428, $483 and $4,698 for the Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively, for the year ended October 31, 2001.
**Net of redemption fees of $6,222, $41,743, $84,164 and $9,318 for the Tocqueville Fund, The Tocqueville Small Cap Value Fund. The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively, for the year ended October 31, 2000.

--------------------------------------------------------------------------------





       Small Cap               International
       Value Fund               Value Fund               Gold Fund
-----------------------  ------------------------  ---------------------
   Amount      Shares       Amount       Shares      Amount      Shares
------------  ---------  ------------  ----------  -----------  --------
$ 22,343,183  1,382,610  $  7,137,840     889,985  $ 8,936,103   737,218
   5,226,200    366,751       272,457      32,826       17,001     1,512
 (13,531,434)  (841,366)  (13,359,713) (1,654,838)  (4,986,664) (427,309)
------------  ---------  ------------  ----------  -----------  --------
$ 14,037,949    907,995  $ (5,949,416)   (732,027) $ 3,966,440   311,421
------------  ---------  ------------  ----------  -----------  --------
$ 11,447,055    642,849  $ 15,804,801   1,616,585  $ 4,022,317   334,128
   3,954,838    257,476    10,610,133   1,041,230           --        --
 (14,863,560)  (803,878)  (12,151,481) (1,238,226)  (2,514,102) (213,160)
------------  ---------  ------------  ----------  -----------  --------
$    538,333     96,447  $ 14,263,453   1,419,589  $ 1,508,215   120,968
------------  ---------  ------------  ----------  -----------  --------

--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2001 are summarized below. There were no purchases or sales of long-term U.S. government securities.

                                                         The
                                                     Tocqueville     Small Cap      International        Gold
                                                        Fund         Value Fund      Value Fund          Fund
                                                   -----------       -----------   -------------     -----------
Purchases                                          $25,705,697     $24,155,851     $ 42,380,625     $13,767,931
                                                     -----------     -----------   ------------      -----------
Sales                                              $27,336,106     $19,299,765     $ 41,571,918     $10,113,269
                                                     -----------     -----------   ------------      -----------

   Unrealized appreciation (depreciation) at October 31, 2001 based on cost of securities for Federal tax purposes is as follows:

                                                         The
                                                     Tocqueville     Small Cap      International        Gold
                                                        Fund         Value Fund      Value Fund          Fund
                                                   -----------       -----------   -------------     -----------
Gross unrealized appreciation                      $13,061,924     $ 5,852,701     $  4,615,378     $ 4,298,749
Gross unrealized depreciation                       (3,583,406)     (3,565,750)     (18,457,370)     (1,066,887)
                                                     -----------     -----------   ------------      -----------
Net unrealized appreciation (depreciation)         $ 9,478,518     $ 2,286,951     $(13,841,992)    $ 3,231,862
                                                     -----------     -----------   ------------      -----------
Tax cost of investments                            $41,887,136     $38,107,751     $ 81,837,729     $21,933,606
                                                     -----------     -----------   ------------      -----------

   At October 31, 2001, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below. Net realized gain
(loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

                                               International
                                                Value Fund
                                               -------------
                   Capital losses expiring in:
                      2007....................  $        --
                      2008....................   12,250,976
                      2009....................   12,735,470
                                                -----------
                                                $24,986,447
                                                -----------

      Prior year capital losses of $199,400 in the Gold Fund were utilized in fiscal 2001.

--------------------------------------------------------------------------------

6. OPTION CONTRACTS WRITTEN

   The premium amount and the number of option contracts written by the Tocqueville Fund during the year ended Oct. 31, 2001, were as follows:

                                        Premium Number of
                                        Amount  Contracts
                                        ------- ---------
Options outstanding at October 31, 2000 $    --        --
Options written                          37,699       100
Options closed                           37,699       100
Options exercised                            --        --
Options expired                              --        --
                                        -------     -----
Options outstanding at Oct. 31, 2001    $    --        --
                                        -------     -----

7. SUBSEQUENT EVENT (Unaudited)

   On December 11, 2001, the Tocqueville Fund, Tocqueville Small Cap Value Fund, and Tocqueville Gold Fund made long-term capital gain distributions of $900,863 ($0.2697/share), $3,647,256 ($1.3890/share), and $117,655
($0.0618/share), respectively. Additionally, the Tocqueville Fund made a distribution of net investment income in the amount of $40,417 ($0.1210/share).

                             The Tocqueville Trust

--------------------------------------------------------------------------------

Report of Independent Accountant

To the Board of Trustees and Shareholders of The Tocqueville Trust

   In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, and The Tocqueville Gold Fund (all four constituting The Tocqueville Trust, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

New York, New York
December 11, 2001

                              Investment Adviser
                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor
                          Tocqueville Securities L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800

                  Shareholders' Servicing and Transfer Agent
                       Firstar Mutual Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian
                              Firstar Bank, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio 45202

                               Board of Trustees
                          Francois Sicart - Chairman
                                Lucille G. Bono
                               James B. Flaherty
                                  Inge Heckel
                            Robert W. Kleinschmidt
                             Francois Letaconnoux
                                  Guy A. Main
                              Larry M. Senderhauf